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MLMT 2005-CIP1                STRUCTURAL TERM SHEET                     8/9/2005

                     MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

SETTLE DATE   8/24/2005

Pricing Date



-------------------------------------------------------------------------------------------------------------------

     TRANCHE MOODY'S  FITCH     DBRS          DESC       PUBLIBC/PVT        FACE           %     SUB LEVEL    WAL
-------------------------------------------------------------------------------------------------------------------

A1         Aaa        AAA    AAA         Super Duper Sr  Public          79,700,000.00   3.8750  30.000010   2.8826
A2         Aaa        AAA    AAA         Super Duper Sr  Public         533,800,000.00  25.9536  30.000010   4.8935
A3A        Aaa        AAA    AAA         Super Duper Sr  Public         157,900,000.00   7.6772  30.000010   6.8980
A3B        Aaa        AAA    AAA         Super Duper Sr  Public          50,000,000.00   2.4310  30.000010   6.9667
ASB        Aaa        AAA    AAA         Super Duper Sr  Public         108,000,000.00   5.2510  30.000010   7.3224
A4         Aaa        AAA    AAA         Super Duper Sr  Public         510,325,000.00  24.8122  30.000010   9.8184
AM         Aaa        AAA    AAA         Super Sr        Public         205,675,000.00  10.0000  20.000012   9.8833
AJ         Aaa        AAA    AAA                         Public         138,830,000.00   6.7500  13.250043   9.8935
B          Aa2        AA     AA                          Public          43,706,000.00   2.1250  11.125041   9.9667
C          Aa3        AA-    AA (Low)                    Public          17,997,000.00   0.8750  10.250020   9.9667
D          A2         A      A                           Public          38,564,000.00   1.8750   8.375023   9.9667
E          A3         A-     A (low)                     Private         25,709,000.00   1.2500   7.125041   9.9667
F          Baa1       BBB+   BBB (High)                  Private         33,423,000.00   1.6250   5.500002   9.9667
G          Baa2       BBB    BBB                         Private         20,567,000.00   1.0000   4.500026   9.9667
H          Baa3       BBB-   BBB (Low)                   Private         25,709,000.00   1.2500   3.250045   9.9667
J          Ba1        BB+    BB (High)                   Private         10,284,000.00   0.5000   2.750033   9.9946
K          Ba2        BB     BB                          Private          5,142,000.00   0.2500   2.500027  10.0500
L          Ba3        BB-    BB (low)                    Private          7,713,000.00   0.3750   2.125018  10.0500
M          NR         B+     B (High)                    Private          7,713,000.00   0.3750   1.750009  10.2345
N          NR         B      B                           Private          5,142,000.00   0.2500   1.500003  10.8895
P          NR         B-     B (low)                     Private          5,141,000.00   0.2500   1.250045  14.2462
Q          NR         NR     NR                          Private         25,710,308.00    1.250         --  14.9081
XP         Aaa        AAA    AAA                         Public       2,008,754,000.00       NA         NA   5.6713
XC         Aaa        AAA    AAA                         Private      2,056,750,308.00       NA         NA   7.9545

----------------------------------------------------------------------------------------------------------------
                                EXPECTED
     PRIN WINDOW  PRIN WINDOW   MATURITY     COUPON DESC    INITIAL CPN  DAY COUNT       AI       CUSIP  ISN NO.
----------------------------------------------------------------------------------------------------------------

A1   09/05-06/10  1-58          6/12/2010  Fixed                4.84400  30/360       246,653.79
A2   06/10-08/10  58-60         8/12/2010  Fixed                5.07400  30/360     1,730,431.32
A3A  07/12-08/12  83-84         8/12/2012  Fixed, NWAC Cap      5.16700  30/360       521,249.83
A3B  08/12-08/12  84-84         8/12/2012  Fixed, NWAC Cap      5.16800  30/360       165,088.89
ASB  08/10-03/15  60-115        3/12/2015  Fixed, NWAC Cap      5.14400  30/360       354,936.00
A4   03/15-07/15  115-119       7/12/2015  Fixed, NWAC Cap      5.18100  30/360     1,689,218.28
AM   07/15-07/15  119-119       7/12/2015  Fixed, NWAC Cap      5.22800  30/360       686,977.35
AJ   07/15-08/15  119-120       8/12/2015  Fixed, NWAC Cap      5.28700  30/360       468,940.75
B    08/15-08/15  120-120       8/12/2015  NWAC - 0.00       5.38359717  30/360       150,327.68
C    08/15-08/15  120-120       8/12/2015  NWAC - 0.00       5.38359717  30/360        61,901.05
D    08/15-08/15  120-120       8/12/2015  NWAC - 0.00       5.38359717  30/360       132,641.67
E    08/15-08/15  120-120       8/12/2015  NWAC - 0.00       5.38359717  30/360        88,426.63
F    08/15-08/15  120-120       8/12/2015  NWAC - 0.00       5.38359717  30/360       114,959.09
G    08/15-08/15  120-120       8/12/2015  NWAC - 0.00       5.38359717  30/360        70,740.62
H    08/15-08/15  120-120       8/12/2015  NWAC - 0.00       5.38359717  30/360        88,426.63
J    08/15-09/15  120-121       9/12/2015  Fixed, NWAC Cap      4.92900  30/360        32,385.17
K    09/15-09/15  121-121       9/12/2015  Fixed, NWAC Cap      4.92900  30/360        16,192.59
L    09/15-09/15  121-121       9/12/2015  Fixed, NWAC Cap      4.92900  30/360        24,288.88
M    09/15-07/16  121-131       7/12/2016  Fixed, NWAC Cap      4.92900  30/360        24,288.88
N    07/16-12/16  131-136      12/12/2016  Fixed, NWAC Cap      4.92900  30/360        16,192.59
P    12/16-07/20  136-179       7/12/2020  Fixed, NWAC Cap      4.92900  30/360        16,189.44
Q    07/20-09/20  179-181       9/12/2020  Fixed, NWAC Cap      4.92900  30/360        80,963.90
XP   02/06-08/13  6-96          8/12/2013  Variable IO          0.19018  30/360       244,073.51
XC   09/05-09/20  1-181         9/12/2020  Variable IO          0.03709  30/360        48,740.16

                                           *


Dated Date        8/1/2005
Settle Date       8/24/2005 With 23 days of Accrued.
Delay             11
First Pay Date    9/12/2005
Rated Final
Initial Net WAC   5.383597